UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

____________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 31, 2008

____________

BLACK HILLS CORPORATION

(Exact name of registrant as specified in its charter)

____________

South Dakota
(State or other jurisdiction of incorporation)
001-31303	46-0458824
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street, PO Box 1400 Rapid City, South Dakota (Address of principal executive offices)	57709-1400
(Zip Code)

605.721.1700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 31, 2008, Black Hills Corporation, Aquila, Inc. and Great Plains Energy Incorporated provided notices to each other initially and mutually extending the termination date under their Asset Purchase Agreement, Partnership Interests Purchase Agreement and Agreement and Plan of Merger (each of which are dated February 8, 2007) from February 6, 2008 to May 1, 2008.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
10	Mutual Notice of Extension provided as of January 31, 2008, by and among Black Hills Corporation, Aquila, Inc. and Great Plains Energy Incorprated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/ Steven J. Helmers
Steven J. Helmers
Senior Vice President
and General Counsel

Date: January 31, 2008

Exhibit Index

Exhibit #

10	Mutual Notice of Extension provided as of January 31, 2008, by and among Black Hills Corporation, Aquila, Inc. and Great Plains Energy Incorporated.

4